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[LOGO] JANUS

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     JANUS STRATEGIC VALUE FUND

     2001 ANNUAL REPORT

Table of Contents

          Portfolio Manager Commentary
            and Schedule of Investments ...............     1

          Statement of Assets and Liabilities .........     5

          Statement of Operations .....................     6

          Statement of Changes in Net Assets ..........     7

          Financial Highlights ........................     8

          Notes to Schedule of Investments ............     9

          Notes to Financial Statements ...............    10

          Explanation of Charts and Tables ............    14

          Report of Independent Accountants ...........    16

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If you'd like to keep track of other Janus funds, all reports are available online at www.janus.com.
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

Janus Strategic Value Fund

[PHOTO]
David Decker
portfolio manager

For the twelve months ended October 31, 2001, Janus Strategic Value Fund's decline of 23.61% was in line with its benchmark, the S&P 500 Index's loss of 24.83%.(1)

The fiscal year 2001 proved to be very difficult for investors and businesses alike as the economy slowed dramatically. While the market searched for signs of an economic bottom, September 11 threw an already tenuous economy into disarray. It is difficult to convey my feelings about the events, as I know that many readers of this letter have suffered great personal and economic losses. I would, however, like to convey my deepest condolences to those who suffered personally as a result of the events.

While the Fund has rallied back from the severe capital loss that accompanied the attacks, the damage was, nonetheless, severe. Our team continues to make every effort to find investment opportunities that have been created by the upheaval. I am increasingly confident that while the economic recovery isn't necessarily at hand, valuations more than reflect the current uncertainty in many cases.

The severe market reaction to the events, while understandable, did create valuation discrepancies on which we have been actively trying to capitalize. We approach valuation as a function of cash flows. In other words, does the company generate strong free cash flow and does management reinvest that cash flow at a high rate of return? In some areas like media, valuation rarely gets to levels that we believe present a compelling relationship between risk and reward. However, companies such as Viacom and Clear Channel Communications saw declines in their market values go substantially below their intrinsic values. These companies are all strong generators of cash with very solid management teams. For us, the issue has always been valuation. We felt that following September 11, the market valuation increasingly reflected the short-term outlook and not the intrinsic value of the cash flows these companies will generate over time. We therefore built substantial positions in each.

From our perspective, failed takeover of Honeywell by General Electric provided a unique opportunity to buy the diversified manufacturer at a discounted price. Honeywell will certainly suffer along with all companies involved in commercial aerospace. However, we have tremendous confidence in new CEO Larry Bossidy's ability to restructure the company and help it generate substantially greater cash flow, at a higher rate of return, than it has to date. We feel the current valuation does not reflect this opportunity.

We also increased our position in Teekay Shipping, a leading transporter of petroleum and crude products. Following a tremendous increase in market value earlier this year, lower freight rates due to weaker oil demand led to a substantial decline in the company's market value. While the market continues to be weak and potential OPEC supply cuts could further damage the environment for freight rates, we believe the company's market value is below what its ships alone are worth. Given Teekay's ability to generate substantial free cash flow in an improved environment, we felt that buying the assets at a severe discount to their true value will potentially provide excellent return with limited downside risk.

Following a solid first half of the year, Advanced Micro Devices suffered a severe correction in its market value as a result of a brutal price war for microprocessors with Intel, its leading competitor. Despite the likely continued difficult environment, we decided to stick with the position due to our belief that AMD has substantially improved its competitive position in the market, which has not been reflected in its market value. Furthermore, we are particularly encouraged by AMD's ability to maintain market share despite the price war.

Valuing cash flows is fundamentally a function of the confidence one has in the consistency of those cash flows. The higher the confidence in those cash flows, the more we are willing to pay. However, as was the case with Teekay Shipping, we will invest in companies with volatile cash flows if we can buy them at what we feel is an attractive price.

As I stated earlier, although I believe that in many cases valuations reflect the riskiness of the current environment, volatility is certain to persist. We nonetheless are confident that the stocks that represent the Fund today offer downside support, yet are positioned to capitalize on the disconnect between intrinsic and market value.

Thank you for your continued confidence in Janus Strategic Value Fund.

(1) Both returns include reinvested dividends and distributions.

Past performance does not guarantee future results.

There is no assurance that the investment process will consistently lead to successful investing.

                                 Janus Strategic Value Fund  October 31, 2001  1

Portfolio Profile
(% of Net Assets)                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Equities                                               98.4%               99.8%
  Foreign                                              14.1%               11.4%
    European                                            1.0%                2.0%
Number of Stocks                                          47                  65
Top 10 Equities                                        44.1%               38.1%
Cash, Cash Equivalents and
  Fixed-Income Securities                               1.6%                0.2%

Top 5 Industries
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
Pipelines                                              11.8%                3.1%
Oil Companies - Exploration
  and Production                                        7.5%                2.3%
Automotive - Truck Parts
  and Equipment                                         4.9%                4.1%
Building Products - Cement
  and Aggregate                                         4.8%                1.5%
Multimedia                                              4.5%                0.7%

Top 10 Equity Holdings
                                            October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------
El Paso Corp.                                           7.8%                  --
Cemex S.A. de C.V. (ADR)                                4.8%                1.5%
Cadence Design Systems, Inc.                            4.4%                2.4%
Viacom, Inc. - Class B                                  4.1%                  --
Lehman Brothers Holdings, Inc.                          4.0%                  --
Becton, Dickinson and Co.                               3.9%                1.6%
Citigroup, Inc.                                         3.9%                0.5%
Packaging Corp. of America                              3.8%                1.2%
Ceridian Corp.                                          3.7%                2.0%
Apple Computer, Inc.                                    3.7%                0.8%

Performance Overview

[GRAPHIC OMITTED]

A graphic comparison of the change in value of a hypothetical $10,000 investment in Janus Strategic Value Fund and the S&P 500 Index. Janus Strategic Value Fund is represented by a shaded area of blue. The S&P 500 Index is represented by a solid black line. The "y" axis reflects the value of the investment. The "x" axis reflects the computation periods from inception, February 29, 2000, through October 31, 2001. The lower right quadrant reflects the ending value of the hypothetical investment in Janus Strategic Value Fund ($8,624) as compared to the S&P 500 Index ($7,915).

Average Annual Total Return
for the periods ended October 31, 2001
One Year      Since 2/29/00*
(23.61)%      (8.47)%

Janus Strategic Value Fund - $8,624

S&P 500 Index - $7,915

*The Fund's inception date.
Source - Lipper, Inc. 2001.
See "Explanation of the Charts and Tables."

Due to market volatility, current performance may be lower than the figures shown. Call 1-800-525-3713 or visit janus.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

Standard & Poor's (S&P) is a corporation that rates stocks and corporate and municipal bonds according to risk profiles. The S&P 500 is an index of 500 major, large-cap US corporations. The Fund's portfolio may differ significantly from the securities held in the index. The index is not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

This Fund is designed for long-term investors who can accept the special risks associated with value investing.

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Common Stocks - 98.4%
Advertising Sales - 0.9%
       536,505  Lamar Advertising Co.* .......................  $     16,846,257

Aerospace and Defense-Equipment - 0.6%
       132,240  Alliant Techsystems, Inc.* ...................        11,539,262

Apparel Manufacturers - 0.3%
       146,750  Liz Claiborne, Inc. ..........................         6,677,125

Automotive - Cars and Light Trucks - 1.2%
     5,391,000  Nissan Motor Company, Ltd. ...................  $     23,782,852

Automotive - Truck Parts and Equipment - 4.9%
     3,327,290  Delphi Automotive Systems Corp. ..............        38,629,837
     1,085,690  Lear Corp.* ..................................        33,330,683
     1,939,955  Visteon Corp. ................................        23,085,465

                                                                      95,045,985

See Notes to Schedule of Investments.

2  Janus Strategic Value Fund  October 31, 2001

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Broadcast Services and Programming - 2.0%
     1,002,755  Clear Channel Communications, Inc.* ..........  $     38,225,021

Building Products - Cement and Aggregate - 4.8%
     4,110,355  Cemex S.A. (ADR) .............................        94,538,165

Casino Hotels - 0.8%
     2,000,000  Station Casinos, Inc.* .......................        16,420,000

Chemicals - Specialty - 1.4%
     1,103,715  Cytec Industries, Inc.* ......................        26,411,900

Commercial Services - 2.4%
       605,990  Arbitron, Inc.* ..............................        16,361,730
       800,000  Iron Mountain, Inc.* .........................        31,240,000

                                                                      47,601,730

Commercial Services - Financial - 2.6%
     1,471,225  Moody's Corp. ................................        51,080,932

Computer Services - 3.7%
     4,415,570  Ceridian Corp.* ..............................        72,812,749

Computers - 3.7%
     4,133,625  Apple Computer, Inc.* ........................        72,586,455

Containers - Paper and Plastic - 3.8%
     4,168,830  Packaging Corp. of America* ..................        73,788,291

Diversified Financial Services - 3.9%
     1,667,040  Citigroup, Inc. ..............................        75,883,661

Diversified Operations - 0.8%
       512,015  Honeywell International, Inc. ................        15,130,043

Electronic Components - Semiconductors - 1.7%
     3,357,560  Advanced Micro Devices, Inc.* ................        33,038,390

Electronic Design Automation - 4.4%
     4,110,605  Cadence Design Systems, Inc.* ................        86,898,190

Fiduciary Banks - 0.8%
       429,360  Bank of New York Company, Inc. ...............        14,602,534

Finance - Investment Bankers/Brokers - 4.0%
     1,236,620  Lehman Brothers Holdings, Inc. ...............        77,239,285

Hotels and Motels - 0.6%
       504,810  Starwood Hotels & Resorts Worldwide, Inc. ....        11,126,012

Life and Health Insurance - 0.1%
       119,160  Principal Financial Group* ...................         2,681,100

Machinery - Construction and Mining - 0.7%
       838,850  Terex Corp.* .................................        13,597,758

Medical Products - 3.9%
     2,129,815  Becton, Dickinson and Co. ....................        76,247,377

Multimedia - 4.5%
       187,795  McGraw-Hill Companies, Inc. ..................         9,874,261
     2,153,520  Viacom, Inc. - Class B* ......................        78,625,015

                                                                      88,499,276

Oil Companies - Exploration and Production - 7.5%
     1,171,910  Anadarko Petroleum Corp. .....................  $     66,857,466
       810,000  Apache Corp. .................................        41,796,000
       991,010  Burlington Resources, Inc. ...................        36,915,123

                                                                     145,568,589

Oil Refining and Marketing - 2.8%
     6,112,880  SK Corp.# ....................................        54,520,276

Petrochemicals - 1.7%
     6,378,859  Reliance Industries, Ltd. ....................        33,947,904

Pipelines - 11.8%
     3,109,982  El Paso Corp. ................................       152,575,717
     1,122,670  Kinder Morgan, Inc. ..........................        55,718,112
       612,716  Kinder Morgan Management L.L.C.* .............        23,130,029

                                                                     231,423,858

Printing - Commercial - 2.6%
     1,636,100  Valassis Communications, Inc.* ...............        51,046,320

Property and Casualty Insurance - 1.0%
       228,405  XL Capital, Ltd. - Class A ...................        19,839,258

Publishing - Newspapers - 1.2%
       569,135  New York Times Co. - Class A .................        23,476,819

Recreational Centers - 0.6%
       600,000  Bally Total Fitness Holding Corp.*,# .........        11,076,000

Reinsurance - 2.2%
        18,465  Berkshire Hathaway, Inc. - Class B* ..........        43,466,610

Retail - Toy Store - 1.5%
     1,539,855  Toys "R" Us, Inc.* ...........................        29,257,245

Television - 1.0%
     1,326,420  SBS Broadcasting S.A.*,# .....................        20,095,263

Tobacco - 0.9%
       445,446  Vector Group, Ltd. ...........................        18,089,562

Toys - 3.6%
     3,720,000  Mattel, Inc. .................................        70,419,600

Transportation - Marine - 1.5%
     1,078,830  Teekay Shipping Corp. ........................        29,818,861
--------------------------------------------------------------------------------
Total Common Stocks (cost $2,024,134,721) ....................     1,924,346,515
--------------------------------------------------------------------------------
Corporate Bonds - 0.7%
Retail - Discount - 0%
$   10,225,000  Ames Department Stores, Inc., 10.00%
                  senior notes, due 4/15/06(pi) ..............           153,375

Tobacco - 0.7%
    10,000,000  Vector Group, Ltd., 6.25%
                  convertible subordinated notes
                  due 7/15/08+ ...............................        13,112,500
--------------------------------------------------------------------------------
Total Corporate Bonds (cost $14,761,403) .....................        13,265,875
--------------------------------------------------------------------------------

See Notes to Schedule of Investments.

                                 Janus Strategic Value Fund  October 31, 2001  3

Schedule of Investments

Shares or Principal Amount                                        Market Value
================================================================================
Repurchase Agreement - 1.1%
$   20,700,000  ABN AMRO Bank N.V., 2.63%
                  dated 10/31/01, maturing 11/1/01
                  to be repurchased at $20,701,512
                  collateralized by $23,225,203
                  in U.S. Government Agencies
                  0%-7.00%,  8/15/04-9/15/31
                  with a value of $21,114,028
                  (cost $20,700,000) .........................  $     20,700,000
--------------------------------------------------------------------------------
Total Investments (total cost $2,059,596,124) - 100.2% .......     1,958,312,390
--------------------------------------------------------------------------------
Liabilities, net of Cash, Receivables and Other Assets - (0.2%)      (3,645,751)
--------------------------------------------------------------------------------
Net Assets - 100% ............................................  $  1,954,666,639
--------------------------------------------------------------------------------

Summary of Investments by Country, October 31, 2001

Country                       % of Investment Securities            Market Value
--------------------------------------------------------------------------------
Bahamas                                             1.5%        $     29,818,861
Bermuda                                             1.0%              19,839,258
India                                               1.8%              33,947,904
Japan                                               1.2%              23,782,852
Luxembourg                                          1.0%              20,095,263
Mexico                                              4.8%              94,538,165
South Korea                                         2.8%              54,520,276
United States++                                    85.9%           1,681,769,811
--------------------------------------------------------------------------------
Total                                             100.0%        $  1,958,312,390

++Includes Short-Term Securities (84.8% excluding Short-Term Securities)

See Notes to Schedule of Investments.

4  Janus Strategic Value Fund  October 31, 2001

Statement of Assets and Liabilities

As of October 31, 2001
(all numbers in thousands
except net asset value per share)
--------------------------------------------------------------------------------

Assets:
Investments at cost                                                 $  2,059,596

Investments at value                                                $  1,958,312
  Cash                                                                     2,526
  Receivables:
    Fund shares sold                                                       1,112
    Dividends                                                                462
    Interest                                                                 203
  Other assets                                                                 4
--------------------------------------------------------------------------------
Total Assets                                                           1,962,619
--------------------------------------------------------------------------------
Liabilities:
  Payables:
    Investments purchased                                                  4,748
    Fund shares repurchased                                                1,456
    Advisory fees                                                          1,095
    Transfer agent fees and expenses                                         297
  Accrued expenses                                                           356
--------------------------------------------------------------------------------
Total Liabilities                                                          7,952
--------------------------------------------------------------------------------
Net Assets                                                          $  1,954,667
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                          232,083

--------------------------------------------------------------------------------
Net Asset Value Per Share                                           $       8.42
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                 Janus Strategic Value Fund  October 31, 2001  5

Statement of Operations

For the fiscal year ended
October 31, 2001
(all numbers in thousands)
--------------------------------------------------------------------------------

Investment Income:
  Interest                                                          $      1,316
  Dividends                                                               31,362
  Foreign tax withheld                                                     (817)
--------------------------------------------------------------------------------
Total Investment Income                                                   31,861
--------------------------------------------------------------------------------
Expenses:
  Advisory fees                                                           17,326
  Transfer agent fees and expenses                                         5,747
  Registration fees                                                           35
  Postage and mailing expenses                                               442
  Custodian fees                                                             252
  Printing expenses                                                          567
  Audit fees                                                                  26
  Trustees' fees and expenses                                                 16
  Other expenses                                                              37
--------------------------------------------------------------------------------
Total Expenses                                                            24,448
--------------------------------------------------------------------------------
Expense and Fee Offsets                                                    (323)
--------------------------------------------------------------------------------
Net Expenses                                                              24,125
--------------------------------------------------------------------------------
Net Investment Income/(Loss)                                               7,736
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments:
  Net realized gain/(loss) from securities transactions                (381,324)
  Net realized gain/(loss) from foreign
    currency transactions                                                  (246)
  Change in net unrealized appreciation/(depreciation)
    of investments and foreign currency translations                   (314,346)
--------------------------------------------------------------------------------
Net Realized and Unrealized Gain/(Loss) on Investments                 (695,916)
--------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $  (688,180)
--------------------------------------------------------------------------------

See Notes to Financial Statements.

6  Janus Strategic Value Fund  October 31, 2001

Statement of Changes in Net Assets

For the fiscal year ended October 31
(all numbers in thousands)                                                   2001         2000(1)
-------------------------------------------------------------------------------------------------
Operations:
  Net investment income/(loss)                                       $      7,736    $      2,698
  Net realized gain/(loss) from investment and
    foreign currency transactions                                       (381,570)          63,551
  Change in unrealized net appreciation/(depreciation)
    of investments and foreign currency translations                    (314,346)         213,057
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets Resulting from Operations         (688,180)         279,306
-------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders:
  Net investment income*                                                  (4,735)              --
  Net realized gain from investment transactions*                              --              --
  Distributions (in excess of net realized gain from investments)*       (63,224)              --
-------------------------------------------------------------------------------------------------
Net Decrease from Dividends and Distributions                            (67,959)              --
-------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Shares sold                                                             636,568       3,869,868
  Reinvested dividends and distributions                                   66,182              --
  Shares repurchased                                                  (1,118,892)     (1,022,226)
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) from Capital Share Transactions                 (416,142)       2,847,642
-------------------------------------------------------------------------------------------------
Net Increase/(Decrease) in Net Assets                                 (1,172,281)       3,126,948
Net Assets:
  Beginning of period                                                   3,126,948              --
-------------------------------------------------------------------------------------------------
  End of period                                                      $  1,954,667    $  3,126,948
-------------------------------------------------------------------------------------------------

Net Assets Consist of:
  Capital (par value and paid-in surplus)*                           $  2,441,172    $  2,857,314
  Accumulated net investment income/(loss)*                                 5,090           2,335
  Accumulated net realized gain/(loss) from investments*                (390,306)          54,242
  Unrealized appreciation/(depreciation) of
    investments and foreign currency translations                       (101,289)         213,057
-------------------------------------------------------------------------------------------------
                                                                     $  1,954,667    $  3,126,948
-------------------------------------------------------------------------------------------------
Transactions in Fund Shares:
  Shares sold                                                              61,255         371,000
  Reinvested distributions                                                  6,501              --
-------------------------------------------------------------------------------------------------
Total                                                                      67,756         371,000
-------------------------------------------------------------------------------------------------
  Shares repurchased                                                    (112,590)        (94,083)
Net Increase/(Decrease) in Fund Shares                                   (44,834)         276,917
Shares Outstanding, Beginning of Period                                   276,917              --
-------------------------------------------------------------------------------------------------
Shares Outstanding, End of Period                                         232,083         276,917
-------------------------------------------------------------------------------------------------

Purchases and Sales of Investment Securities:
 (excluding short-term securities)
  Purchases of securities                                            $  2,024,781    $  4,240,961
  Proceeds from sales of securities                                     2,515,878       1,393,725
  Purchases of long-term U.S. government obligations                           --              --
  Proceeds from sales of long-term U.S. government obligations                 --              --

(1) Fiscal period from February 29, 2000 (inception) to October 31, 2000.
* See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

                                 Janus Strategic Value Fund  October 31, 2001  7

Financial Highlights

For a share outstanding during the
fiscal year or period ended October 31                                       2001         2000(2)

-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $      11.29    $      10.00
-------------------------------------------------------------------------------------------------
Income from Investment Operations:
  Net investment income/(loss)                                                .03             .01
  Net gain/(loss) on securities
   (both realized and unrealized)                                          (2.65)            1.28
-------------------------------------------------------------------------------------------------
Total from Investment Operations                                           (2.62)            1.29
-------------------------------------------------------------------------------------------------
Less Distributions:
  Dividends (from net investment income)*                                   (.02)              --
  Distributions (from capital gains)*                                          --              --
  Distributions (in excess of net realized
   gain from investments)*                                                  (.23)              --
-------------------------------------------------------------------------------------------------
Total Distributions                                                         (.25)              --
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $       8.42    $      11.29
-------------------------------------------------------------------------------------------------
Total Return**                                                           (23.61)%          12.90%
-------------------------------------------------------------------------------------------------
Net Assets, End of Period (in thousands)                             $  1,954,667    $  3,126,948
Average Net Assets for the Period (in thousands)                     $  2,665,589    $  2,840,620
Ratio of Gross Expenses to Average Net Assets***(1)                         0.92%           1.02%
Ratio of Net Expenses to Average Net Assets***(1)                           0.91%           0.99%
Ratio of Net Investment Income/(Loss)
 to Average Net Assets***                                                   0.29%           0.14%
Portfolio Turnover Rate***                                                    77%             72%

(1) See "Explanation of the Charts and Tables."
(2) Fiscal period from February 29, 2000 (inception) to October 31, 2000. *See Note 3 in Notes to Financial Statements.
 **Total return not annualized for periods of less than one full year. ***Annualized for periods of less than one full year.

See Notes to Financial Statements.

8  Janus Strategic Value Fund  October 31, 2001

Notes to Schedule of Investments


   * Non-income-producing security
   + Securities are exempt from the registration requirements of the Securities
     Act of 1933 and may be deemed to be restricted for resale.
(pi) Security is a defaulted security with interest in the amount of $363,556 that was written off August 21, 2001.

# The Investment Company Act of 1940 defines affiliates as those companies in which a Fund holds 5% or more of the outstanding voting securities. Following is a summary of the transactions with each such affiliate for the period ended October 31, 2001:

                                                Purchases                 Sales           Realized      Dividend  Market Value
                                           Shares       Cost       Shares        Cost    Gain/(Loss)     Income    at 10/31/01
------------------------------------------------------------------------------------------------------------------------------
Bally Total Fitness Holding Corp.          100,000  $ 2,452,522        --           --             --          --  $11,076,000
SBS Broadcasting S.A.                           --           --   200,000  $12,801,761  $ (7,887,173)          --   20,095,263
SK Corp.                                   508,680    5,989,520        --           --             --  $2,285,146   54,520,276
------------------------------------------------------------------------------------------------------------------------------
                                                    $ 8,442,042            $12,801,761  $ (7,887,173)  $2,285,146  $85,691,539
------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

                                 Janus Strategic Value Fund  October 31, 2001  9

Notes to Financial Statements


The following section describes the organization and significant accounting policies of the Fund and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes explain how the Fund operates and the methods used in preparing and presenting this report.

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Investment Fund (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act") as a no-load, open-end management investment company. The Janus Strategic Value Fund ("Fund") invests primarily in equity securities. The Fund is nondiversified.

The following policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

INVESTMENT VALUATION
Securities are valued at the closing price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's Trustees. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. When market quotations are not readily available, securities are valued at their fair value as determined in good faith under procedures adopted by and under the supervision of the Fund's Trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for as of the date purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FORWARD CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
The Fund enters into forward currency contracts in order to reduce its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contract is included in net realized gain or loss from foreign currency transactions.

Forward currency contracts held by the Fund are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Currency gain and loss are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to security transactions and income.

Futures contracts are marked to market daily, and the resultant variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Generally, open forward and futures contracts are marked to market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end.

Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

10  Janus Strategic Value Fund  October 31, 2001

The Fund may enter into "futures contracts" and "options" on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts and options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which was effective for fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities-Deferral of Effective Date of FASB Statement No. 133," delaying by one year the effective date of SFAS No. 133. The effective date for the Fund was November 1, 2000. In June 2000, the FASB issued No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities," an amendment of SFAS No. 133. SFAS No. 133, as amended, may affect the accounting treatment of the Fund's derivative instruments and related assets. The Fund has adopted this new standard and has determined that the impact on the Financial Statements is insignificant.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The Fund has adopted this new standard and has determined that the impact on the Financial Statements is insignificant.

INITIAL PUBLIC OFFERINGS
The Fund may invest in initial public offerings (IPOs). IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. The Fund may not experience similar performance as its assets grow.

RESTRICTED SECURITY TRANSACTIONS
Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

DIVIDEND DISTRIBUTIONS AND EXPENSES
The Fund generally declares and distributes dividends and capital gains (if any) annually. The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses.

ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
The Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the Internal Revenue Code applicable to regulated investment companies.

                                Janus Strategic Value Fund  October 31, 2001  11

2.   INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The advisory agreement with the Fund spells out the fees that the Fund must pay for the period ended October 31, 2001. The Fund's management fee is equal to 0.65% of average daily net assets.

A special meeting of shareholders of Janus Investment Fund will be held on January 31, 2002 to consider and approve a new investment advisory agreement for the Fund. The new advisory agreement is the same in all material respects as the current advisory agreement. Contingent upon receipt of shareholder approval, the new advisory agreement will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus Capital's board of directors, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, the new advisory agreement will continue in effect from year to year so long as such continuance is approved at least annually by a majority of the Fund's independent Trustees.

Janus Service Corporation ("Janus Service"), a wholly owned subsidiary of Janus Capital, receives an annual fee of 0.16% of average net assets per Fund, plus $4.00 per shareholder account for transfer agent services plus reimbursement of certain out-of-pocket expenses (primarily postage and telephone charges).

Officers and trustees of the Fund may also be officers and/or directors of Janus Capital; however, such officers and trustees receive no compensation from the Fund.

The Fund's expenses may be reduced by voluntary brokerage credits from unaffiliated brokers. Such credits are included in Expense and Fee Offsets in the Statement of Operations. Brokerage commissions paid to the unaffiliated brokers reduce transfer agent fees and expenses.

DST Systems, Inc. (DST), an affiliate of Janus Capital through a degree of common ownership, provides fund accounting and shareholder accounting systems to the Fund. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. Brokerage commissions paid to DST Securities, Inc. serve to reduce transfer agent fees and expenses. Brokerage commissions paid, fees reduced and the net fees paid to DST for the period ended October 31, 2001, are noted below. Effective June 1, 2001, State Street Bank and Trust Company acquired the fund accounting system from DST.

DST Securities, Inc.                Fund
    Commissions                    Expense
       Paid*                      Reduction*                     DST Fees
--------------------------------------------------------------------------------
     $ 56,298                      $ 42,234                     $1,029,591
--------------------------------------------------------------------------------
*The difference between commissions paid to DST Securities, Inc. and expenses reduced constitute commissions paid to an unaffiliated clearing broker.

12  Janus Strategic Value Fund  October 31, 2001

3.   FEDERAL INCOME TAX

Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. A fund is required to make distributions of any income and gains realized in the prior fiscal year. If a fund has a net investment loss or realized losses in the current year, such distributions may be in excess of the fund's cumulative income and/or gains. However, a distribution in excess of net investment income or a distribution in excess of net realized gain is not a return of capital for tax purposes. These differences are due to differing treatments for items such as deferral of wash sales, foreign currency transactions, net operating losses and capital loss carryovers. Permanent items identified in the period ended October 31, 2001, have been reclassified among the components of net assets as follows:

     Undistributed              Undistributed
     Net Investment             Net Realized                  Paid-In
     Income/(Loss)               Gain/(Loss)                  Capital
--------------------------------------------------------------------------------
       $(245,905)                 $245,905                       --
--------------------------------------------------------------------------------

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

As of October 31, 2001, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future taxable gains distributions. These carryovers expire October 31, 2009.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2001, are also noted below:

Net Capital Loss   Federal Tax    Unrealized      Unrealized           Net
   Carryovers          Cost      Appreciation   (Depreciation)    (Depreciation)
--------------------------------------------------------------------------------
$(376,030,268)   $2,073,872,562  $213,393,743   $(328,953,915)    $(115,560,172)
--------------------------------------------------------------------------------

                                Janus Strategic Value Fund  October 31, 2001  13

Explanations of Charts and Tables (unaudited)


1.   PERFORMANCE OVERVIEWS

Performance overview graphs on the previous pages compare the performance of a $10,000 investment in the Fund (from inception) with one or more widely used market indices through October 31, 2001.

When comparing the performance of a Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained a portfolio invested in the index.

Average annual total returns are also quoted for the Fund. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

2.   SCHEDULE OF INVESTMENTS

Following the performance overview section is the Fund's Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Fund's portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. government obligations, etc.) and by industry classification (banking, communications, insurance, etc.).

The market value of each security is quoted as of the last day of the reporting period. The values of securities denominated in foreign currencies are converted into U.S. dollars.

A summary of investments by country is provided if the Fund invested in foreign securities in the year ended October 31, 2001. This summary reports the Fund's exposure to different countries by providing the percentage of securities invested in each country.

2A.  FORWARD CURRENCY CONTRACTS

A table listing forward currency contracts follows the Fund's Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Fund's long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

3.   STATEMENT OF ASSETS AND LIABILITIES

This statement is often referred to as the "balance sheet." It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund's assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Fund shares sold to investors but not yet settled. The Fund's liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The last line of this statement reports the Fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund's net assets (assets minus liabilities) by the number of shares outstanding.

4.   STATEMENT OF OPERATIONS

This statement details the Fund's income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current portfolio holdings.

The first section in this statement, entitled "Investment Income," reports the dividends earned from stocks and interest earned from interest-bearing securities in the Fund.

14  Janus Strategic Value Fund  October 31, 2001

The next section reports the expenses and expense offsets incurred by the Fund, including the advisory fee paid to the investment advisor, transfer agent fees, shareholder servicing expenses, and printing and postage for mailing statements, financial reports and prospectuses.

The last section lists the increase or decrease in the value of securities held in the Fund's portfolio. The Fund realizes a gain (or loss) when it sells a position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund's portfolio during the period. "Net Realized and Unrealized Gain/(Loss) on Investments" is affected both by changes in the market value of portfolio holdings and by gains (or losses) realized during the reporting period.

5.   STATEMENT OF CHANGES IN NET ASSETS

This statement reports the increase or decrease in the Fund's net assets during the reporting period. Changes in the Fund's net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Fund's net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets because of the Fund's investment performance. The Fund's net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Fund to pay the distribution. If investors reinvest their dividends, the Fund's net assets will not be affected. If you compare each Fund's "Net Decrease from Dividends and Distributions" to the "Reinvested dividends and distributions," you'll notice that dividend distributions had little effect on the Fund's net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under "Capital Share Transactions." "Capital Shares" refers to the money investors contribute to the Fund through purchases or withdraw via redemptions. The Fund's net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

The section entitled "Net Assets Consist of" breaks down the components of the Fund's net assets. Because the Fund must distribute substantially all earnings, you'll notice that a significant portion of net assets is shareholder capital.

6.   FINANCIAL HIGHLIGHTS

This schedule provides a per-share breakdown of the components that affect the Fund's net asset value (NAV) for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the Fund's NAV per share at the beginning of the reporting period. The next line reports the Fund's net investment income per share, which comprises dividends and interest income earned on securities held by the Fund. Following is the total of gains, realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period.

Also included are the Fund's expense ratios, or the percentage of net assets that was used to cover operating expenses during the period. Expense ratios vary across the Funds for a number of reasons, including the differences in management fees, average shareholder account size, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Fund's expenses may be reduced through expense-reduction arrangements. These arrangements include the use of brokerage commissions, uninvested cash balances earning interest or balance credits. The Statement of Operations reflects total expenses before any such offset, the amount of offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses both prior to any expense offset and after the offsets.

The ratio of net investment income/(loss) summarizes the income earned less expenses divided by the average net assets of a Fund during the reporting period. Don't confuse this ratio with a Fund's yield. The net investment income ratio is not a true measure of a Fund's yield because it doesn't take into account the dividends distributed to the Fund's investors.

The next ratio is the portfolio turnover rate, which measures the buying and selling activity in the Fund's portfolios. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of the Fund's investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is sold every six months.

                                Janus Strategic Value Fund  October 31, 2001  15

Report of Independent Accountants


To the Trustees and Shareholders
of Janus Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Strategic Value Fund (one of the portfolios constituting the Janus Investment Fund, hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period February 29, 2000 (inception) through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Denver, Colorado
December 6, 2001

16  Janus Strategic Value Fund  October 31, 2001

Notes


                                Janus Strategic Value Fund  October 31, 2001  17

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

                            [LOGO] JANUS

                                   www.janus.com

                                   PO Box 173375
                                   Denver, CO 80217-3375
                                   1-800-525-3713


Funds distributed by Janus Distributors, Inc. This material must be preceded or accompanied by a prospectus.
                                                                      SV61-12/01